UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2009

QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

California	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18111 Von Karman Avenue, Suite 600	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 255-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)           On September 4, 2009, Grant Thornton LLP (“Grant Thornton”), the independent registered public accounting firm that was engaged as the principal accountant to audit the consolidated financial statements of Quality Systems, Inc. (referred to as “we,” “us” or similar terms unless the context otherwise requires), resigned as our independent registered public accounting firm, effective immediately.

Grant Thornton elected to resign to allow it to pursue a business opportunity which, if consummated, would impair Grant Thornton’s independence under applicable regulations.  The business opportunity involves Grant Thornton becoming a material customer of a company controlled by Sheldon Razin, our Chairman.  Attached hereto as Exhibit 99.1 is our Press Release dated September 4, 2009 concerning these matters.

The audit reports of Grant Thornton on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended March 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2009 and 2008 and the subsequent interim period through September 4, 2009, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its opinion.

During the years ended March 31, 2009 and 2008 and the subsequent interim period through September 4, 2009, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended (“Securities Act”).

On September 4, 2009, we provided Grant Thornton with a copy of the disclosures we are making above in response to Item 304(a) of Regulation S-K under the Securities Act. We requested that Grant Thornton furnish us with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements we made above in response to Item 304(a) of Regulation S-K under the Securities Act and, if not, stating the respects in which it does not agree.  Attached hereto as Exhibit 16.1 is Grant Thornton’s letter dated September 4, 2009.

(b)           On September 4, 2009, we engaged PricewaterhouseCoopers LLP (“PWC”) as our new independent registered public accounting firm.  During the years ended March 31, 2009 and 2008 and the subsequent interim period through September 4, 2009, we have not consulted with PWC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

16.1	Letter dated September 4, 2009 from Grant Thornton LLP

99.1	Press Release dated September 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2009	QUALITY SYSTEMS, INC.

	By:	/s/ PAUL HOLT
Paul Holt, Chief Financial Officer

EXHIBITS FILED WITH THIS REPORT

Number	Description

16.1	Letter dated September 4, 2009 from Grant Thornton LLP

99.1	Press Release dated September 8, 2009